UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001	UNRV	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2023, Unrivaled Brands, Inc. (the “Company”) entered into a binding term sheet (the “Term Sheet”) with certain noteholders (collectively, the “Noteholders”) to restructure and reduce the Company’s liability regarding certain unsecured promissory notes dated October 1, 2021 (the “Original Notes”) issued in connection with the Stock Purchase Agreement dated June 9, 2021, which was amended by a First Amendment to Stock Purchase Agreement, dated July 13, 2021 (as amended, the “SPA”).

Pursuant to the binding Term Sheet and the anticipated definitive agreements, the Original Notes with an aggregate principal balance of $4,500,000 will be extinguished and new notes will be issued in the form of unsecured promissory notes in the aggregate amount of $1,250,000 (the “New Notes”). The New Notes consist of (i) a $1,000,000 unsecured promissory note and (ii) a $250,000 unsecured promissory note issued to the Noteholders, which shall bear interest at a rate of 10.0% per annum and mature on March 15, 2028. The parties also agreed that the Company shall be responsible for certain tax liabilities of approximately $527,090.

The foregoing description of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Sheet, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and which is incorporated by reference herein in its entirety.

Item 7.01 Regulation FD Disclosure.

On March 28, 2023, the Company issued a press release announcing the Term Sheet described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, and in Exhibit 99.1, referenced herein is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, unless the Company expressly so incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Binding Term Sheet, dated March 23, 2023
99.1	Press Release, dated March 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Date: March 28, 2023	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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